Athersys Director Jane Wasman Appointed Board Chair

CLEVELAND (October 2, 2023) – Athersys, Inc. (Nasdaq: ATHX), a regenerative medicine company developing MultiStem® (invimestrocel) for critical care indications, announces changes to its Board of Directors following the Company’s recent 2023 Annual Meeting of Stockholders. Current Director Jane Wasman, JD, has been appointed Board Chair, effective September 28, 2023. Ms. Wasman has served as a Director of the Company since November 2020, currently serving as Chair of Athersys’ Audit Committee and previously serving as Chair of its Nominations, Governance & Compliance Committee.

“We are delighted that Jane will now be chairing Athersys’ board. She brings a wealth of expertise in strategic, operational, business development and corporate governance matters to Athersys. With Athersys' multiple late-stage programs, including our most advanced Phase 3 MASTERS-2 trial evaluating MultiStem in treating ischemic stroke, Jane's background in the life sciences industry is a valued resource as we progress towards completing our pivotal study,” added Dan Camardo, Chief Executive Officer of Athersys.

“On behalf of the Athersys Board of Directors and the company’s employees, I am honored to assume the responsibilities of Board Chair and to help guide our various initiatives to drive shareholder value.” said Ms. Wasman.

Ms. Wasman is Founder and President of JWasman Advisors, a consulting firm focused on strategic, operational and corporate governance matters for biopharma and life sciences organizations. She also is chair of the board of directors of Sellas Life Sciences (Nasdaq: SLS) and a member of the board of directors of Rigel Pharmaceuticals (Nasdaq: RIGL). Additionally, she co-founded and co-chairs the NY Hub of BioDirector, an organization supporting board effectiveness and diversity. Previously, she served as President, International and General Counsel at Acorda Therapeutics, where she was responsible for global strategic development, leading long-range planning and development in addition to international expansion, as well as the legal and compliance functions. Prior to joining Acorda, Ms. Wasman held various leadership positions at Schering-Plough Corporation, including Vice President and Associate General Counsel. Ms. Wasman graduated magna cum laude from Princeton University and earned her J.D. from Harvard Law School.

About Athersys

Athersys is a biotechnology company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. Athersys is developing its MultiStem® cell therapy product, a patented, adult-derived “off-the-shelf” stem cell product, initially for disease indications in the neurological, inflammatory and immune, and other critical care indications and has several ongoing clinical trials evaluating this potential regenerative medicine product. Athersys has forged strategic partnerships and a broad network of collaborations to further advance MultiStem cell therapy toward commercialization. Investors and others should note that we may post information about Athersys on our website at www.athersys.com and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms. It is possible that the postings could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Athersys to review the information we post on our website at www.athersys.com and on our social media accounts. Follow Athersys on Twitter at www.twitter.com/athersys. Information that we may post about Athersys on our website and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. You should not place undue reliance on forward-looking statements contained on our website and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements relate to, among other things, our growth strategy, and our future financial performance, including our operations, economic performance, financial condition, prospects, and other future events. We have attempted to identify forward-looking statements by using such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “suggest,” “will,” or other similar expressions. These forward-looking statements are only predictions and are largely based on our current expectations. In addition, a number of known and unknown risks, uncertainties, and other factors could affect the accuracy of these statements. Some of the more significant known risks that we face are the risk that we will be unable to raise capital to fund our operations in the near term and long term, including our ability to obtain funding through public or private equity offerings, debt financings, collaborations and licensing arrangements or other sources, on terms acceptable to us or at all, and to continue as a going concern. The following risks and uncertainties may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements: our ability to raise capital to fund our operations in the near term and long term, including our ability to obtain funding through public or private equity offerings, debt financings, collaborations and licensing arrangements or other sources, on terms acceptable to us or at all, and to continue as a going concern; whether we receive a grant from BARDA; our collaborators’ ability and willingness to continue to fulfill their obligations under the terms of our collaboration agreements and generate sales related to our technologies; the possibility of unfavorable results from ongoing and additional clinical trials involving MultiStem; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in an early stage clinical trial may not be predictive of results in later stage or large scale clinical trials; our ability to successfully license our SIFU technology; our ability to regain and maintain compliance with the Nasdaq continued listing requirements; the timing and nature of results from MultiStem clinical trials, including the MASTERS-2 Phase 3 clinical trial evaluating the administration of MultiStem for the treatment of ischemic stroke; our ability to meet milestones and earn royalties under our collaboration agreements, including the success of our collaboration with Healios; the MATRICS-1 clinical trial being conducted with The University of Texas Health Science Center at Houston evaluating the treatment of patients with serious traumatic injuries; the availability of product sufficient to meet our clinical needs and potential commercial demand following any approval; the possibility of delays in, adverse results of, and excessive costs of the development process; our ability to successfully initiate and complete clinical trials of our product candidates; the possibility of delays, work stoppages or interruptions in manufacturing by third parties or us, such as due to material supply constraints, contamination, operational restrictions due to COVID-19 or other public health emergencies, labor constraints, regulatory issues or other factors that could negatively impact our trials and the trials of our collaborators; uncertainty regarding market acceptance of our product candidates and our ability to generate revenues, including MultiStem cell therapy for neurological, inflammatory and immune, cardiovascular and other critical care indications; changes in external market factors; changes in our industry’s overall performance; changes in our business strategy; our ability to protect and defend our intellectual property and related business operations, including the successful prosecution of our patent applications and enforcement of our patent rights, and operate our business in an environment of rapid technology and intellectual property development; our possible inability to realize commercially valuable discoveries in our collaborations with pharmaceutical and other biotechnology companies; the success of our efforts to enter into new strategic partnerships and advance our programs; our possible inability to execute our strategy due to changes in our industry or the economy generally; changes in productivity and reliability of suppliers; the success of our competitors and the emergence of new competitors; and the risks mentioned elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022 under Item 1A, “Risk Factors” and our other filings with the U.S. Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Athersys

Ellen Gurley

Manager of Corporate Communications and Investor Relations

ir@athersys.com

LHA Investor Relations

Tirth T. Patel

212-201-6614